UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) September 2, 2002

GUITRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-37904 (Commission File Number)	51-0397012 (IRS Employer Identification Number No.)

1530 9th Avenue, S.E., Calgary, Alberta, Canada T2G 0T7
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 693-8014

38 Place Du Commerce, Suite 230, Nuns' Island, Montreal, Quebec, Canada H3E 1T8
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

See Item 6 below.

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

(a) As of September 2nd, 2002, Guitron International, Inc. ("Registrant") dismissed as its principal accountant previously engaged to audit the Registrant's financial statements, Pinkham & Pinkham. Pinkham & Pinkham was engaged to audit the Registrant's financial statements for the fiscal years ended July 31, 2000 and 1999. Pinkham & Pinkham's report on the Registrant's financial statements for the fiscal years ended July 31, 2000, and 2000 contained substantial doubt about the Registrant's ability to continue as a going concern. Such report did not contain any other adverse opinion or a disclaimer of opinion nor was it in any other way qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the Registrant's Board of Directors.

During the Registrant's two (2) most recent fiscal years and during all subsequent interim periods preceding Pinkham & Pinkham's dismissal, there were no disagreements between the Registrant and the accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Other than the comments with respect to substantial doubt about the Registrants ability to continue as a going concern as described above, there were no reportable events (as such term is defined by paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K") that occurred within the Registrant's two most recent fiscal years nor any subsequent interim period preceding the dismissal of Pinkham & Pinkham.

The Registrant provided Pinkham & Pinkham with a copy of the disclosures made in this Current Report Form 8-K prior to the filing of the same. The Registrant has requested Pinkham & Pinkham to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in this Form 8-K. As of the date of filing this Report, the Registrant had not received a letter from Pinkham & Pinkham. However, the firm has indicated that it would provide the Registrant with the letter shortly. When received, the letter shall be filed as an Exhibit to an Amendment to this Report.

(b) As of September 2nd, 2002, the Registrant has engaged the accounting firm of Miller & McCollom as its principal accounting firm to audit its financial statements. The Registrant has not consulted with Miller & McCollom regarding either the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements; nor any disagreement or other reportable event (as such are defined in paragraphs (a)(1)(iv)-(v) under Item 304 of Regulation S-K) as no such disagreement or reportable event occurred as disclosed above.

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Directors.

On September 2, 2002, Guitron International, Inc. (the "Corporation") received letters of resignation from Edward Santelli and Michael D. Ash as members of the Board of Directors. On May 24, 2002, France B. Fasano and on August 21, 2001, David L. Rosentzvig had respectively resigned from the Board of the Directors.

On September 3, 2002, the Board of Directors added Ms. Jacqueline Danforth and Mr. W. Scott Lawler as members to the Board of Directors. Ms. Danforth was also appointed as the Corporation's Secretary and Treasurer. On that date, Mr. Duffy resigned as both a member of the Board of Directors and as President of the Corporation. On September 4, 2002, Mr. Paul D. Okulov, the Corporation's Director of Research, Engineering and Manufacturing, was named to the Board of Directors and appointed as the Corporation's President.

Mr. Okulov has been the Corporation's director of research, engineering and manufacturing since December 1998. Mr. Okulov is primarily responsible for the supervision of the Corporation's research and development and manufacturing operations as well as its engineering requirements. Mr. Okulov has extensive experience in the areas of engineering consulting with an emphasis on problem solving, cost reduction and innovations in the mechanical, electro-mechanical and civil engineering fields. He is a member of the American Society of Mechanical Engineers. Mr. Okulov's work has resulted in numerous inventions, 13 of which have been patented and even more of which are expected to be patented in the future. Mr. Okulov's professional experience has included idea conception, design development, and prototype building and testing. He has also assumed responsibility for related research, patenting, manufacturing set-ups and management. From 1977 until 1992 he worked in various capacities at the Moscow Institute of Civil Engineering, Department of Design of Metal Structures including several teaching and consulting positions. From 1992 until 1993 he was employed as a scientific consultant at Browning Thermal Systems, Inc. in Enfield, New Hampshire. From 1993 until 1997 he was employed as a Research and Development Product Manager and thereafter as a Director of Engineering at Biosig Instruments Inc. in Quebec, Canada. From 1992 until 1998 he also worked as a consultant to the automotive and metal works, thermal spray and aircraft industries in the areas of product design and patenting. From July 15, 1997 to the present Mr. Okulov has worked for Innovative Products Resources Ltd., engineering, consulting, and research and development company which he owns and controls. In 1980, Mr. Okulov received B.S.C. and M.S. degrees in Civil Engineering from the Moscow Institute of Civil Engineering. In 1982 he received a Master's degree in Patent Procedures and Patent Law from the High State Patent Courses in Moscow. In 1985 he received a Ph.D in Mechanical Engineering from the Moscow Institute of Civil Engineering.

Ms. Danforth has spent the past several years in the employ of publicly traded companies providing management, administrative and accounting services. She has been a member of the Board of Directors and the President of Fact Corporation, a public corporation engaged in the business of function foods, since August 7, 2001. Ms. Danforth has been a director and Secretary-Treasurer of Food and Culinary Technology Group Inc. since its acquisition by FACT Corporation on November 7, 2001. Ms. Danforth was the Secretary, Treasurer and a member of the Board of Directors of Synergy Technologies Corporation from December 1997 to June 2001. During her tenure at Synergy Technologies, Ms. Danforth was a member of Synergy's Audit Committee; a director of Carbon Resources Ltd., a director of SynGen Technologies Limited, and a director of Lanisco Holdings Limited. Ms. Danforth also currently serves on the Board of Directors of Texas T Resources Inc., a publicly traded Alberta corporation and on the Board of Directors of its subsidiary, Texas T Petroleum Ltd. She is the President and sole director of Argonaut Management Group, Inc., a private consulting company.

Mr. Lawler is an attorney and is admitted in the State Bar of California. Currently, Mr. Lawler is the President of International Securities Group, a private venture capital company. Mr. Lawler has been a member of the Board of Directors of FACT Corporation since November 1, 1999 and served as President of FACT from November 1, 1999 to August 7, 2001, and also served as a director of various subsidiaries of FACT at numerous times, including Food and Culinary Technology Group, Inc. since August 15, 2001. Mr. Lawler received a Bachelor's Degree in Business Management in 1984 from Brigham Young University and his Juris Doctorate degree from U.S.C. Law Center in 1988. Mr. Lawler was admitted to the California State Bar in 1988. Mr. Lawler has been the principal of Lawler & Associates, specializing in corporate and securities matters, since 1995.

ITEM 7. Financial Statements and Exhibits

None

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 10, 2002

GUITRON INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ Jacqueline Danforth
Name: Jacqueline Danforth
Title: Secretary/Treasurer